UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Merit Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 20, 2009, for Merit Medical Systems, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/mmsi. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 10, 2009. Material may be requested by one of the following methods: You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. TELEPHONE (866) 648-8133 INTERNET www.investorelections.com/mmsi *E-MAIL paper@investorelections.com To view your proxy materials online, go to www.proxydocs.com/mmsi. Have the 12 digit control number available when you access the website and follow the instructions. View Proxy Materials and Annual Report Online at www.proxydocs.com/mmsi A convenient way to view proxy materials and VOTE! ACCOUNT NO. # SHARES Merit Medical Systems, Inc. Notice of Annual Meeting Date: Wednesday, May 20, 2009 Time: 3:00 P.M. (Mountain Time) Place: Merit Medical Systems, Inc., 1600 West Merit Parkway, South Jordan, UT 84095. The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends a vote FOR items 1, 2, and 3. 1. ELECTION OF TWO DIRECTORS, each to serve a term of three years and until his successor has been duly elected and qualified. Nominees: 01) Fred P. Lampropoulos 02) Franklin J. Miller, M.D. 2. AMENDMENT OF THE MERIT MEDICAL SYSTEMS, INC. 2006 LONG-TERM INCENTIVE PLAN to increase the number of shares of common stock of the Company authorized for the grant of awards under that plan from 1,500,000 shares to 3,000,000 shares and to modify the definition of change in control for purposes of that plan. 3. RATIFICATION OF THE APPOINTMENT of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2009. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Should you require directions to the Annual Meeting, please call Kent W. Stanger, Merit Medical Systems, Inc., 801-208-4141 Vote in Person instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the Annual Meeting. Additionally, a shareholder who has submitted a proxy before the Annual Meeting, may revoke that proxy in person at the Annual Meeting.